UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2017

__________________________________________
SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

 __________________________________________

The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jan Tinbergenstraat 80, 7559 SP Hengelo
The Netherlands
(Address of principal executive offices, including Zip Code)
31-74-357-8000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 __________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Modifications to Sensata Technologies B.V.’s 4.875% Senior Notes due 2023, 5.625% Senior Notes due 2024 and 5.000% Senior Notes due 2025 and Sensata Technologies UK Financing Co. plc’s 6.250% Senior Notes due 2026
On October 10, 2017, Sensata Technologies B.V. (“STBV”) and Sensata Technologies UK Financing Co. plc (“STUK”, and, together with STBV, the “Issuers”), which are subsidiaries of Sensata Technologies Holding N.V. (the “Company”), completed their previously announced consent solicitations with respect to STBV’s 4.875% Senior Notes due 2023 (the “4.875% Notes”), 5.625% Senior Notes due 2024 (the “5.625% Notes”) and 5.000% Senior Notes due 2025 (the “5.000% Notes”) and STUK’s 6.250% Senior Notes due 2026 (the “6.250% Notes”, and, together with the 4.875% Notes, the 5.625% Notes and the 5.000% Notes, the “Notes”) in relation to certain amendments (the “Notes Amendments”) under the respective indentures governing the Notes. Following the receipt of the requisite consents from the holders of the Notes, the relevant Issuer entered into a supplemental indenture with respect to each series of the Notes implementing the Notes Amendments. The Notes Amendments will become operative only upon the relevant Issuer’s payment of the consent fees to the relevant holders of such Notes, as described in the supplemental indentures. Each supplemental indenture provides that, if the consent fee specified in the consent solicitation documents with respect to the relevant Notes has not been paid on or prior to the earlier of (i) the date of the consummation of the Re-Domiciliation Transaction (as defined below) and (ii) March 29, 2018, the Notes Amendments with respect to the related indenture will not become operative, and the related indenture shall revert to the form in effect immediately prior to the relevant Issuer’s acceptance of the relevant consents. The Issuers are not obligated to make the Notes Amendments operative by paying such consent fees, and the Company is not obligated to consummate the Re-Domiciliation Transaction.
The Notes Amendments (if they become operative as described above and in the supplemental indentures) will amend the definition of the term “Change of Control” in each indenture so that, among other things, the Re-Domiciliation Transaction, including the Re-Domiciliation Merger (as defined below), will not constitute a “Change of Control” under the indentures. The “Re-Domiciliation Transaction” is broadly defined as provided in the supplemental indentures as a series of transactions whereby the Company will merge with a newly-formed public limited company incorporated under the laws of England and Wales (“Sensata UK Newco”), with the Company being the disappearing entity and Sensata UK Newco being the surviving entity (the “Re-Domiciliation Merger”), together with the related transactions anticipated to be conducted by the Company and its subsidiaries in connection therewith. A more complete description of the Re-Domiciliation Merger is set forth in the registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 29, 2017 (the “Registration Statement”).
With respect to the 4.875% Notes, STBV entered into a sixth supplemental indenture by and among STBV, the guarantors party thereto and The Bank of New York Mellon, as trustee (“Bank of New York”), amending the indenture pursuant to which the 4.875% Notes were issued, dated as of April 17, 2013, among STBV, the guarantors party thereto and Bank of New York.
With respect to the 5.625% Notes, STBV entered into a fifth supplemental indenture by and among STBV, the guarantors party thereto, and Bank of New York, as trustee, amending the indenture pursuant to which the 5.625% Notes were issued, dated as of October 14, 2014, among STBV, the guarantors party thereto and Bank of New York.
With respect to the 5.000% Notes, STBV entered into a sixth supplemental indenture by and among STBV, the guarantors party thereto, and Bank of New York, as trustee, amending the indenture pursuant to which the 5.000% Notes were issued, dated as of March 26, 2015, among STBV, the guarantors party thereto and Bank of New York.
With respect to the 6.250% Notes, STUK entered into a third supplemental indenture by and among STUK, the guarantors party thereto, and Bank of New York, as trustee, amending the indenture pursuant to which the 6.250% Notes were issued, dated as of November 27, 2015, among STUK, the guarantors party thereto and Bank of New York.
The descriptions of the supplemental indentures contained herein are qualified in their entirety by reference to each of the supplemental indentures, which are attached as Exhibits 4.1 through Exhibit 4.4 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements
This report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s intention and ability to consummate the Re-Domiciliation Transaction (including, but not limited to, the Re-Domiciliation Merger) and its expected terms, conditions and component transactions. These forward-looking statements also relate to the Company’s and its subsidiaries’ future prospects, developments, and business strategies. These forward-looking statements may be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “forecast,” “continue,” “intend,” “plan,” and similar terms or phrases, or the negative of such terminology, including references to assumptions. However, these terms are not the exclusive means of identifying such statements.
These forward-looking statements are based on the Company’s and each Issuer’s expectations and beliefs concerning future events affecting the Company and each Issuer, and are subject to risks, uncertainties and other factors relating to their operations and business environment, all of which are difficult to predict and many of which are beyond the Company’s and each Issuer’s control. Actual results, activities and events may differ materially from those matters expressed or implied by such forward-looking statements. Although the Company and each Issuer believes that its plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, they can give no assurances that any of the events anticipated by these forward-looking statements will occur or, if any of them do, what impact they will have on their results of operations and financial condition.

The following important factors could affect the Company’s intention or ability to consummate the Re-Domiciliation Transaction, the Company’s and its subsidiaries’ future performance and the liquidity and value of the Company’s securities and cause its actual results to differ materially from those expressed or implied by forward-looking statements made by the Company or on its behalf:

•	the Company’s Board of Directors may choose to postpone or abandon the Re-Domiciliation Merger at any time prior to completion, including after shareholder approval;

•
changes in U.S., Dutch or English laws, including tax laws, that could effectively preclude the Company from completing the Re-Domiciliation Merger, reduce or eliminate the benefits expected to be achieved from the Re-Domiciliation Merger, or otherwise adversely affect the Company’s and its subsidiaries’ business;

•	any negative publicity resulting from the proposed Re-Domiciliation Merger having an adverse effect on the Company’s and its subsidiaries’ business;

•	an SEC stop order or other action or any other decree, order, or injunction preventing the completion of the Re-Domiciliation Merger;

•	the extent and duration of regulatory review of the proposed Re-Domiciliation Merger;

•	the adoption of the Re-Domiciliation Merger may not be approved by the Company’s shareholders or other required third parties;

•	an inability to satisfy all of the conditions to closing of the Re-Domiciliation Merger as described in the Registration Statement;

•	an inability to realize expected benefits from the Re-Domiciliation Merger or the occurrence or difficulties in connection with the Re-Domiciliation Merger;

•	costs related to the Re-Domiciliation Merger, which could be greater than expected;

•
taxing authorities could challenge the Company’s and its subsidiaries’ historical and future tax positions or its allocation of taxable income among it and its subsidiaries, as applicable, or tax laws to which it is subject could change in a manner adverse to it;

•	changes in the Company’s and/or either Issuer’s assessment of the tax consequences of the proposed Re-Domiciliation Merger; and

•	unanticipated legal or other obstacles to the proposed Re-Domiciliation Merger.

Moreover, U.S. or foreign governments or taxing authorities may attempt to enact new statutory or regulatory provisions that could adversely affect Sensata UK Newco’s tax status as a non-U.S. corporation or otherwise adversely affect Sensata UK Newco’s anticipated global tax position following the Re-Domiciliation Merger. Retroactive actions have occurred in the past, and there can be no assurance that any such provisions, if enacted or promulgated, would not have retroactive applications to Sensata UK Newco or the Re-Domiciliation Merger.
You are cautioned not to place undue reliance on forward-looking statements contained in this document, which speak only as of the date of this report. Neither the Company nor either Issuer undertakes any obligation to update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.
You should review the Registration Statement for additional discussion of the potential risks and uncertainties relating to the Re-Domiciliation Transaction and the risks and uncertainties relating to the Company’s and its subsidiaries’ operations and business environment, including but not limited to the risk factors and discussion of forward-looking statements included in the sections of the Registration Statement entitled “Cautionary Statements Regarding Forward-Looking Statements” and “Risk Factors Relating to the Merger.” You should also review the risk factors identified from time to time in the Company’s periodic filings with the SEC.
IMPORTANT NOTICES REGARDING THE RE-DOMICILIATION TRANSACTION
This report does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any of the securities described or otherwise referred to in this report (including, without limitation, the ordinary shares of Sensata UK Newco to be issued in the Re-Domiciliation Merger (the “New Parent Securities”)) or any of the documents incorporated by reference herein or in the consent solicitation documents.
There shall not be any sale of the securities described or otherwise referred to herein (including, without limitation, the New Parent Securities) in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration, exemption from registration or qualification under the securities laws of any such jurisdiction. The offer and sale of the securities described or otherwise referred to herein (including, without limitation, the New Parent Securities) in the United States may only be made pursuant to registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and registration or qualification under the securities laws of other applicable jurisdictions or exemptions from such laws. Neither the Company nor the Issuers have any intention to register the offer and sale of any such securities under the Securities Act or other securities laws or to conduct a public offering of such securities in the United States.
This report does not constitute an offer of securities to the public in the United Kingdom, the Kingdom of the Netherlands, the Republic of Ireland or any other jurisdiction. Consequently, this report is directed only at persons to whom it may lawfully be communicated (all such persons being referred to as “Relevant Persons”).  Any investment activity to which this communication relates will only be available to, and will only be engaged with, Relevant Persons.  Any person who is not a Relevant Person should not act or rely on this report or any of its contents.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The consent solicitations relating to the Notes described in Item 1.01 above expired at 5:00 p.m. New York City time, on October 10, 2017 (the “Consents Expiration”).
With respect to the Notes Amendments, as of the Consents Expiration, STBV and STUK, as applicable, had received the following consents:

Series of Notes	Total Dollar Amount Consented	Percent Consented
4.875% Notes	$491,929,000	98.39%
5.625% Notes	$394,744,000	98.69%
5.000% Notes	$684,869,000	97.84%
6.250% Notes	$737,823,000	98.38%

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1
Sixth Supplemental Indenture dated as of October 10, 2017, amending the indenture dated as of April 17, 2013 pursuant to which the 4.875% Senior Notes were issued, among Sensata Technologies B.V., the guarantors party thereto and The Bank of New York Mellon, as trustee.

4.2
Fifth Supplemental Indenture dated as of October 10, 2017, amending the indenture dated as of October 14, 2014 pursuant to which the 5.625% Senior Notes were issued, among Sensata Technologies B.V., the guarantors party thereto and The Bank of New York Mellon, as trustee.

4.3
Sixth Supplemental Indenture dated as of October 10, 2017, amending the indenture dated as of March 26, 2015 pursuant to which the 5.000% Senior Notes were issued, among Sensata Technologies B.V., the guarantors party thereto and The Bank of New York Mellon, as trustee.

4.4
Third Supplemental Indenture dated as of October 10, 2017, amending the indenture dated as of November 27, 2015 pursuant to which the 6.250% Senior Notes were issued, among Sensata Technologies UK Financing Co. plc, the guarantors party thereto and The Bank of New York Mellon, as trustee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: October 13, 2017	Name: Paul Vasington
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1
Sixth Supplemental Indenture dated as of October 10, 2017, amending the indenture dated as of April 17, 2013 pursuant to which the 4.875% Senior Notes were issued, among Sensata Technologies B.V., the guarantors party thereto and The Bank of New York Mellon, as trustee.

4.2
Fifth Supplemental Indenture dated as of October 10, 2017, amending the indenture dated as of October 14, 2014 pursuant to which the 5.625% Senior Notes were issued, among Sensata Technologies B.V., the guarantors party thereto and The Bank of New York Mellon, as trustee.

4.3
Sixth Supplemental Indenture dated as of October 10, 2017, amending the indenture dated as of March 26, 2015 pursuant to which the 5.000% Senior Notes were issued, among Sensata Technologies B.V., the guarantors party thereto and The Bank of New York Mellon, as trustee.

4.4
Third Supplemental Indenture dated as of October 10, 2017, amending the indenture dated as of November 27, 2015 pursuant to which the 6.250% Senior Notes were issued, among Sensata Technologies UK Financing Co. plc, the guarantors party thereto and The Bank of New York Mellon, as trustee.